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                                                                EXHIBIT 10.3



                                LEAR CORPORATION
                      OUTSIDE DIRECTORS COMPENSATION PLAN

                            BENEFICIARY DESIGNATION

     In accordance with the terms of the Lear Corporation Outside Directors Compensation Plan (the "Plan"), the individual whose name appears below, who is an Outside Director of the Lear Corporation (the "Company") hereby designates a beneficiary or beneficiaries, with respect to his or her Accounts under the Plan.

     1. Primary Beneficiary. The following person, or persons, are hereby designated as primary Beneficiary with respect to the percentage of the Outside Director's unpaid Accounts indicated for each person:

Name:
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Relationship:
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Address:
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Percent:
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Name:
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Name:
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     2. Secondary Beneficiary. The following person, or persons, are hereby designated as secondary Beneficiary with respect to the percentage of the Outside Director's unpaid Accounts indicated for each person:

Name:
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Relationship:
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Address:
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Percent:
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Name:
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Address:
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Percent:
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Name:
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Address:
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Percent:
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     IN WITNESS WHEREOF, the Outside Director has duly executed this Beneficiary
Designation as of             , 199 .

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                                          Outside Director's Signature

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                                          Outside Director's Name (please print)

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